Exhibit 99.3

Slide 1

WPS RESOURCES CORPORATION

Acquisition of Aquila's Michigan and Minnesota
Natural Gas Distribution Operations

September 22, 2005

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Slide 2

Forward-Looking Statements

Except for historical data and statements of current fact, the information contained or incorporated by reference in this document constitutes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Any references to plans, goals, beliefs or expectations in respect to future events and conditions or to estimates are forward-looking statements. Although we believe that statements of our expectations are based on reasonable assumptions, forward-looking statements are inherently uncertain and subject to risks and should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements as a result of many factors.

In addition to statements regarding trends or estimates in Management's Discussion and Analysis of Financial Condition and Results of Operations, forward-looking statements included or incorporated in this report include, but are not limited to, statements regarding future:

- Revenues or expenses,
- Capital expenditure projections, and
- Financing sources.

Forward-looking statements involve a number of risks and uncertainties. There are many factors that could cause actual results to differ materially from those expressed or implied in this report. Some of those factors include:

- Receipt of required approvals for the acquisition of Michigan Gas Utilities and Minnesota Gas;
- Resolution of pending and future rate cases and negotiations (including the recovery of deferred costs) and other regulatory decisions regarding Wisconsin Public Service Corporation and Upper Peninsula Power Company;
- The impact of recent and future federal and state regulatory changes, including legislative and regulatory initiatives regarding deregulation and restructuring of the electric utility industry, changes in environmental, tax and other laws and regulations to which WPS Resources and its subsidiaries are subject, as well as changes in application of existing laws and regulations;
- Current and future litigation, regulatory investigations, proceedings or inquiries, including manufactured gas plant site cleanup and pending Environmental Protection Agency investigations of Wisconsin Public Service Corporation generation facilities;
- Resolution of audits by the Internal Revenue Service and various state revenue agencies;
- The effects, extent and timing of additional competition in the markets in which WPS Resources' subsidiaries operate;
- The impact of fluctuations in commodity prices, interest rates and customer demand;
- Available sources and costs of fuels and purchased power;
- Ability to control costs (including costs of decommissioning generation facilities);
- Investment performance of employee benefit plans;
- Advances in technology;
- Effects of and changes in political, legal and economic conditions and developments in the United States and Canada;
- The performance of projects undertaken by nonregulated businesses and the success of efforts to invest in and develop new opportunities;
- Potential business strategies, including acquisitions or dispositions of assets or businesses, which cannot be assured to be completed (such as the acquisition of Michigan Gas Utilities and Michigan Gas, construction of the Weston 4 generation plant and construction of the Wausau, Wisconsin, to Duluth, Minnesota, transmission line);
- The direct or indirect effect resulting from terrorist incidents or responses to such incidents;
- Financial market conditions and the results of financing efforts, including credit ratings and risks associated with commodity prices, interest rates and counterparty credit;
- Weather and other natural phenomena; and
- The effect of accounting pronouncements issued periodically by standard-setting bodies.

Except to the extent required by the federal securities laws, WPS Resources and its subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report.

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Slide 3

Agenda

WPS Resources overview

Transaction summary

Strategic rationale

Overview of Michigan Gas Utilities

Overview of Minnesota Gas

Combined business overview

Financial overview

Steps to close

Summary transaction highlights

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Slide 4

WPS Resources continues to deliver

- Dependable and growing base of regulated operations

- 62% of 2004 consolidated net income from regulated operations

  Favorable regulatory environment
  Strong growth profile
  2000 - 2004 customer growth CAGR of 3.6% for Wisconsin Public Service Corporation
  Growing rate base through capital investment

- Commitment to maintaining strong financial profile (currently A1/A credit rating)

- Complementary portfolio management program

- Outstanding dividend record

- Experienced management team

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Slide 5

Transaction summary
Acquired entities	Aquila, Inc.'s natural gas operations in Michigan and Minnesota

Purchase price	$558 million (subject to post-closing adjustments which will include working capital)

Consideration	100% cash

Required approvals	Hart-Scott-Rodino Act and certain other regulatory approvals

Estimated time until closing	6 months

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Slide 6

Strategic rationale

- Attractive assets provide regulated operations in growing regions

- Increased scale complements our Midwest operations

- Stable earnings are projected to be accretive to WPS Resources (excluding one-time transaction and integration costs) over the first 12 months following the close of the acquisition

- Financing expected to maintain our strong credit profile

- Improved operations benefit customers in the communities we serve

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Slide 7

Overview of Michigan Gas Utilities

Service territory (map shown)

Key business characteristics
  Steady customer growth
  Primarily residential customers
  Access to several major pipelines, underground storage and gas supply
  3.6 Bcf of on-system gas storage
  Good safety and reliability record
  98.5% meters read on time
  99.7% meter read accuracy
  Authorized ROE of 11.4%
  o Tarriffs are below peer average

Number of customers by type

Commercial - 8%
Residential - 92%
Total customers: 161,000

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Slide 8

Overview of Minnesota Gas

Service territory (map shown)

Key business characteristics
  Comprised of two utilities
  Peoples Natural Gas (83% of customers)
  Northern Minnesota Utilities (17% of customers)
  Strong customer growth with attractive demographics
  Access to five interstate pipelines provide flexibility in gas procurement options
  Good safety and reliability record
  99.5% meters read on time
  99.8% meter read accuracy
  Authorized ROE of 11.71%

Number of customers by type

Commercial - 11%
Residential - 89%
Total customers: 200,000

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Slide 9

Combined business overview

Combined service territory (map shown)
  Stronger regional energy company
  Multi-state operations that enhance regulatory diversification
  Ability to employ best practices on new asset base

Combined operational statistics

	Regulated Natural Gas Utilities
	Wisconsin Public Service	Michigan	Minnesota	Combined Total

Customers	305,000	161,000	200,000	666,000
Annual throughput (Bcf)	76.5	35.9	76.1	188.5
Natural gas storage (Bcf)	-	3.6	-	3.6
Employees	276	182	226	684

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Slide 10

Financial overview

Minnesota key financials
$ millions	2003A	2004A	2005E

Revenue	$250	$274	$288
EBITDA	32	26	34
% margin	12.6%	9.7%	11.8%

Michigan key financials
$ millions	2003A	2004A	2005E

Revenue	$200	$206	$204
EBITDA	31	25	26
% margin	15.4%	12.2%	12.6%

Combined key financials
$ millions	2003A	2004A	2005E

Revenue	$451	$480	$492
EBITDA	62	51	60
% margin	13.9%	10.7%	12.2%

Note: Represents unaudited financial performance

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Slide 11

Financial impact

- Acquisition to be financed on a long-term basis by raising funds from the issuance of a combination of equity and long-term debt

  Pro-forma capitalization will be consistent with and supportive of our existing credit ratings at WPS Resources

- Excluding one-time transaction and integration costs, the acquisition is expected to be accretive to earnings

- Dividend policy is not anticipated to change

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Slide 12

Steps to closing

- No shareholder vote required

- WPS Board approval received

- State and regulatory approvals include:

Michigan Public Service Commission
Minnesota Public Utilities Commission
Hart-Scott-Rodino Act

- Anticipate achieving required approvals within 6 months

- WPS Resources has a dedicated team to lead the integration process for both assets

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Slide 13

Summary transaction highlights

- Attractive assets provide regulated operations in growing regions

- Increased scale complements our Midwest operations

- Stable earnings are projected to be accretive to WPS Resources (excluding one-time transaction and integration costs) over the first 12 months after the close of the acquisition

- Financing expected to maintain our strong credit profile

- Improved operations benefit customers in the communities we serve

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